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                           THIRD AMENDMENT TO LEASE
                           ________________________


     THIRD AMENDMENT TO LEASE, dated the 10th day of May 1989, between RREEF USA FUND-III, a California group trust with offices c/o The RREEF Funds, Park Avenue Plaza, 55 East 52nd Street, New York, New York, Landlord, and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York corporation having an address at 125 Maiden Lane, New York, New York, Tenant.

     WHEREAS, by the terms of a certain lease agreement dated December 30, 1986 between Landlord and Tenant, as modified by a certain Amendment to Lease dated August 31, 1988 and by a certain Second Amendment to Lease dated November 10, 1988 (collectively, the "Lease"), Landlord leases to Tenant the Premises in the building known as and located at 125 Maiden Lane, New York, New York (the "Building"); and

     WHEREAS, Tenant wishes to hire and Landlord wishes to lease an additional 2455 square feet of space of the basement level of the Building (the "new Basement Space"), which New Basement Space is approximately as shown on the floor plan attached hereto as Exhibit A and made a part hereof, pursuant to the terms set forth hereafter; and

     WHEREAS, Landlord and Tenant wish to extend the expiration of the Lease with respect to a 1192 square foot portion of the third floor of the Building (the "Third Floor Area"), which Third Floor Area is approximately as shown on the floor plan attached hereto as Exhibit B and made a part hereof, pursuant to the terms set forth hereafter; and

     WHEREAS, Landlord and Tenant desire to amend the Lease to incorporate the terms and conditions set forth below.

     NOW THEREFORE, in consideration of the mutual promises contained herein and for the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Capitalized terms used herein without definition shall have the meanings provided in the Lease.

     2. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the New Basement Space for a term commencing on May 1, 1989 (the "New Basement Space Commencement Date") and ending on the Long-term Expiration Date set forth in the Lease. From and after May 1, 1989 until the Long-term Expiration Date, Tenant shall pay to Landlord fixed base rent with respect to the New Basement Space at the all-inclusive rate equal to $10.00 per square foot per annum, which rate shall not be subject to any adjustments or increases.
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     3. (a)    Landlord hereby leases to Tenant and Tenant hereby hires from
               Landlord the Third Floor Area for a term commencing on May 1, 1989 and continuing thereafter on a "month-to-month" basis until the Termination Date set forth in sub-paragraph (b) below. From and after May 1, 1989 until the Termination Date, Tenant shall pay to Landlord fixed base rent with respect to the Third Floor Area at the all-inclusive rate equal to $20.00 per square foot per annum which rate shall not be subject to any adjustments or increases.

        (b) Either Landlord or Tenant may terminate the month-to-month tenancy created hereby as of the last day of any calendar month by notice one to the other of such termination at least thirty
               (30) days in advance of the date such termination is to become effective. The date upon which such termination becomes effective shall be known herein as the "Termination Date".

     4) In the event of any conflict between the terms and provisions of this Third Amendment to Lease and those of the Lease, the terms and provisions of this Third Amendment to Lease and those of the Lease, the terms and provisions of this Third Amendment to Lease shall control.

     5) Except as expressly amended by this Third Amendment to Lease, the Lease shall remain unmodified and in full force and effect.

     6) This Third Amendment to Lease may be executed in one or more counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment to Lease as of the date specified in the first paragraph hereof.

                         RREEF USA FUND-III, a group trust

                         By:       RREEF Management Company,
                                   a California corporation

                         By:       /s/ Denise Stewart
                                   _____________________________

                         Title:    District Manager
                                   _____________________________

                         THE UNITED STATES LIFE INSURANCE
                         COMPANY IN THE CITY OF NEW YORK

                         By:       /s/ John G. Kelly
                                   ________________________________

                         Title:    Vice President
                                   ______________________________
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                                   EXHIBIT A
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                    FLOOR PLAN DEPICTING NEW BASEMENT SPACE


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                                   EXHIBIT B
                                   _________


                     FLOOR PLAN DEPICTING THIRD FLOOR AREA